UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2012
Date of Report (Date of earliest event reported)

MORGAN CREEK ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52139 (Commission File Number)	20-1777817 (IRS Employer Identification No.)

6060 North Central Expressway, Suite 560 Austin, Texas (Address of principal executive offices)	75206 (Zip Code)

(214) 800-2851
Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on February 24, 2012, the board of directors of Morgan Creek Energy Corp. (the "Company") accepted the resignation of Angelo Viard as a director of the Company. The board of directors thanks Mr. Viard for his years of service to the Company.

As a result, the Company's current executive officers and directors are as follows:
Name	Position
Peter Wilson	President, Chief Executive Officer & Director
William D. Thomas	Secretary/Treasurer and Chief Financial Officer
John C. Weldy, Jr.	Director
Peter Carpenter	Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MORGAN CREEK ENERGY CORP.
DATE: February 27, 2012	By: "William D. Thomas" Name: William Thomas Title: Chief Financial Officer/Treasurer